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                          TRAVELERS SERIES FUND INC.
                               on behalf of the
        Salomon Brothers Global High Yield Portfolio (the "Portfolio")

                        Supplement dated March 15, 2002
                     to Prospectus dated February 28, 2002

   At a meeting of the Board of Directors of the Travelers Series Fund Inc. (the "Fund") held on March 14, 2002, the Board of Directors of the Fund approved a name change for the Portfolio, which is a series of the Fund, to Salomon Brothers Strategic Bond Portfolio. This name change does not represent a change in either investment objectives or investment policies.

   The above information supplements and to the extent inconsistent therewith, replaces the information set forth in the Prospectus and Statement of Additional Information.

FD 02514